Investor Presentation November 2015

forward looking statements This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support the Company’s operations; general economic and business conditions in those areas in which the Company operates, including the impact of global and national economic conditions on our local economy; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for the bank subsidiary to declare dividends to the Company; adequacy of the allowance for loan losses, changes in credit quality and the effect of credit quality on the provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; failure to recognize expected cost savings; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and terms of other credit agreements; changes in oil and natural gas prices; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in any forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and, except as may otherwise be required by law, the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

About Us – Guaranty Bancorp Recent Price $17.461  Tangible Book Value Per Share $9.812 Price to 2015 consensus earnings 16.32x1,3 Price to Tangible Book Value Per Share $1.78x1  Third quarter 2015 YTD earnings per share (EPS) – Basic GAAP $0.79 2015 EPS Consensus $1.07 2016 EPS Consensus $1.17 November 2015 Quarterly Per Share Dividend $0.10 Dividend Yield 2.29%1  Market Capitalization: $379.4 million1,4 3  GBNK (+158.70%) NASDAQ Bank (+65.37%) S&P 500 (+53.26%)

1 Based on November 16, 2015 closing price. 2 See the accompanying reconciliation of non-GAAP measurements to GAAP.3 NASDAQ consensus of 2015 analyst earnings expectations as of October 22, 2015 reported as $1.07 per share. 4 Based on 21,728,202 shares outstanding (voting and non-voting) on September 30, 2015.  3 (40.00) (20.00) 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00 Jul-11Oct-11Jan-12Apr-12Jul-12Oct-12Jan-13Apr-13Jul-13Oct-13Jan-14Apr-14Jul-14Oct-14Jan-15Apr-15Jul-15Oct-15GBNK Stock Performance Guaranty Bancorp

Awarded Sandler O’Neill’s Bank & Thrift Sm-All Stars award for the second year in a row •One of the 34 top performing small-cap banks and thrifts in the country •Only Rocky Mountain Region bank to receive the award .435 publicly traded bank and thrifts with a market cap below $2.5 billion and above $25 million were evaluated •Focused on growth, profitability, credit quality and capital strength •After the rigorous evaluation, 401 institutions or 92% of the companies, were eliminated leaving the remaining 34 that delivered bottom line results that were markedly better than the industry as a whole Performance Metrics: 2015 Sm-All Stars vs. Industry Medians Last Twelve Months Sm-All Stars All Banks & Thrifts EPS Growth 22.1% 6.6% Loan Growth 19.0% 9.2% Deposit Growth 14.3% 6.5% ROAE 10.1% 7.9% NPAs1 / Loans and OREO 0.5% 1.0% 1 Accruing TDRs are excluded from NPAs Source: SNL Financial and Sandler O'Neill 4

About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market:

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26 branches strategically located on the thriving Colorado Front Range, which encompasses 85% of the state’s population Asset Size:       $2.3 billion Gross Loans:    $1.7 billion Total Deposits:  $1.8 billion Average deposits per branch:       $71 million Assets Under Management and Administration:              $687 million  5 Guaranty Bancorp

Investment Considerations

"	.Profitability
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•Return on Average Assets improved 5 bps to 1.05% in the third quarter 2015 as compared to the previous linked quarter •Return on Average Equity improved 70 bps to 10.99% in the third quarter 2015 as compared to the previous linked quarter •Third quarter 2015 pre-tax operating earnings1 increased $1.8 million, or 24.9%, compared to third quarter 2014 •Year-to-date 2015 net interest margin of 3.70% as compared to a net interest margin of 3.67% for 2014 Doubled quarterly cash dividend to 10 cents per share in February 2015

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•Dividend yield of approximately 2.29% •Initiated quarterly dividend in 2013 at 2 ½ cents per share, increased to 5 cents per share in 2014 and 10 cents per share in 2015 [1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.  6 Guaranty Bancorp

.Loan growth momentum •Loan balances increased $57.5 million, or 13.7% annualized, during the third quarter 2015 •Trailing twelve month net loan growth of 16.5% .Strong asset quality (ratios as of September 30, 2015) •Nonperforming assets to total assets of 0.69% •Classified asset ratio of 13.51% •Texas ratio of 6.09% •Allowance to total loans of 1.33% .Strong core deposit mix •Noninterest bearing deposits comprised 37.0% of total deposits at September 30, 2015 •Trailing twelve month net deposit growth of 11.1% •Time deposits comprised 13.3% of total deposits at September 30, 2015 •Cost of deposits1 remains low at 0.19% during the third quarter 2015 Investment Considerations 7 1 Including noninterest-bearing deposits. Guaranty Bancorp

.Noninterest income growth •Investment advisory fees .Total assets under management and administration at September 30, 2015 of $686.7 million. .Continued focus on growth in investment management and trust fee income through organic growth, fee enhancement and acquisitions •Gains on sale of Small Business Administration (SBA) loans generated $681,000 in noninterest income in the first nine months of 2015 compared to $351,000 in the first nine months of 2014, an increase of 94.0% .Guaranty Bank is designated a Preferred Lender by the SBA •Treasury management fees grew 8.9% through the first nine months of 2015, due mostly to growth in our C&I customer base Investment Considerations 8Guaranty Bancorp

.Strong capital structure supportive of future growth (ratios as of September 30, 2015) •Tangible Common Equity Ratio of 9.35%1 •GAAP Equity Ratio of 9.57% •Total Risk-Based Capital Ratio of 13.39% •Leverage Ratio of 10.75% •Tier 1 Common Equity Ratio of 11.05% .Expense management •Improved efficiency ratio2 to 58.75% in the third quarter 2015 compared to 63.68% in the third quarter 2014 •Recent renegotiation of corporate office lease to generate savings of $1.0 million annually, starting in 2016 •Currently renegotiating other contracts across all areas, which are expected to result in cost savings .Continue to pursue bank and non-bank acquisition opportunities Investment Considerations 91 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 2The “efficiency ratio” equals noninterest expense adjusted to exclude amortization of intangible assets, prepayment penalties on long-term debt and impairment of long-lived assets divided by the sum of tax equivalent net interest income and tax equivalent noninterest income. To calculate tax equivalent net interest income and noninterest income, the interest earned on tax exempt loans and investment securities and the income earned on bank-owned life insurance has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation. Guaranty Bancorp Logo.jpg

Net Interest Income 4.50% 19,500 19,000 4.00% 3.91% 3.67% 18,500 3.50% 18,000 3.00% 17,500 2.50% 17,000 2.00% 16,500 1.50% 16,000 1.00% 15,500 0.50% 15,000 0.25% 0.18% 0.00% 14,500 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 1 Net Interest Income Yield on Interest Earning Assets Net Interest Margin Cost of Funds Cost of Total Deposits 1Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits.

Net Interest Income ($ in thousands) 10 1Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits. 3.86% 3.59% 0.19% 0.28% 1 14,500 15,000 15,500 16,000 16,500 17,000 17,500 18,000 18,500 19,000 19,500 0.00%0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net Interest Income Yield on Interest Earning Assets Net Interest Margin Cost of Funds1 Cost of Total Deposits Guaranty Bancorp Logo.jpg

Core Noninterest Income1 ($ in thousands) 1See accompanying reconciliation of non-GAAP financial measurements to GAAP. 11 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $3,200 $3,400 $3,600 $3,800 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Customer Service and Other Fees Investment Advisory Fees Gains on SBA Loan Sales Guaranty Bancorp Logo.jpg

Loan Composition 12 Consumer 8.9% Business Banking 32.4% Middle Market 11.3% Real Estate 24.7% Energy 1.3% Private Banking 21.4% Loans by Line of Business Commercial & Industrial 14.2% Energy 1.3% Owner Occupied CRE 12.9% CRE Office 10.7% CRE Retail & Industrial 17.2% CRE Healthcare 3.9% CRE Other 8.0% Residential Mortgage 3.4% Multi Family 5.7% Construction 5.9% Jumbo Mortgage 10.5% Other 2.6% HELOC 3.7% Loans by Type Guaranty Bancorp Logo.jpg

Loan Growth ($ in thousands) 13 Since September 30, 2013 loans net of deferred costs and fees have grown $432.9 million, or 16.7% annualized $1,000,000 $1,050,000 $1,100,000 $1,150,000 $1,200,000 $1,250,000 $1,300,000 $1,350,000 $1,400,000 $1,450,000 $1,500,00 0$1,550,000 $1,600,000 $1,650,000 $1,700,000 $1,750,000 $1,800,000 Dec – 13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Total Loans Guaranty Bancorp Logo.jpg

Deposit Composition September 30, 2015 14 Consumer 45.4% Business Banking 23.0% Middle Market 3.8% Real Estate 4.5% Energy 0.3% Private Banking 23.0% Deposits by Business Line Noninterest-bearing demand 37.0% Interest-bearing demand and NOW 21.9% Money market 20.0% Savings 7.8% Time 13.3% Deposits by Type  Guaranty Bancorp Logo.jpg

Deposit Growth ($ in thousands) 15 Since September 30, 2013 total deposits have grown $364.8 million, or 12.3% annualized $1,400,000 $1,450,000 $1,500,000 $1,550,000 $1,600,000 $1,650,000 $1,700,000 $1,750,000 $1,800,000 $1,850,000 $1,900,000Dec – 13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Total Deposits Guaranty Bancorp Logo.jpg

16 Pre-tax Operating Earnings1 ($ in thousands) 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Pre-tax Operating Earnings Third quarter 2015 Pre-Tax Operating Earnings of $8.9 million compared to $5.6 million in third quarter 2013, a 59.9% increase Guaranty Bancorp Logo.jpg

4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net Income $4,088 $3,542 $4,084 $4,671 $1,215 $5,084 $5,477 $6,002 Earnings per common share – basic $0.20 $0.17 $0.19 $0.22 $0.06 $0.24 $0.26 $0.28 Return on average assets 0.85% 0.75% 0.83% 0.91% 0.23% 0.98% 1.00% 1.05% Return on average equity 8.49% 7.43% 8.24% 9.09% 2.32% 9.81% 10.29% 10.99% Dividends declared per common share $0.025 $0.05 $0.05 $0.05 $0.05 $0.10 $0.10 $0.10 17 Analysis of Financial Measures ($ in thousands, share data excepted) Fourth quarter 2014 included a $5.5 million prepayment penalty related to the early termination of $90 million in FHLB term advances bearing a weighted average interest rate of 3.07%. The following pro-forma profitability metrics1 reflect fourth quarter 2014 earnings in the absence of this one-time prepayment : Net Income $4,599 EPS basic $0.22 ROAA 0.88% ROAE 8.77% 1See accompanying reconciliation of non-GAAP financial measurements to GAAP. A A  Guaranty Bancorp Logo.jpg

4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net Interest Income $ 16,391 $ 16,259 $ 17,065 $ 17,809 $ 17,680 $ 18,777 $ 18,940 $ 19,406 Provision (credit) for Loan Losses 154 (6) 24 (3) (1) (23) 113 14 Noninterest Income 3,474 3,658 3,837 4,338 4,862 4,115 4,404 4,399 Noninterest Expense 13,681 14,638 14,915 15,159 21,0341 15,270 14,956 14,866 Tax Expense 1,942 1,743 1,879 2,320 294 2,561 2,798 2,923 Net Income $ 4,088 $ 3,542 $ 4,084 $ 4,671 $ 1,215 $ 5,084 $ 5,477 $ 6,002 Balance Sheet 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 Cash and Equivalents $ 28,077 $ 35,311 $ 44,124 $ 46,617 $ 32,441 $ 31,649 $ 55,169 $ 23,750 Investments 442,300 470,847 465,717 456,118 449,482 452,271 442,794 433,299 Loans 1,320,424 1,362,312 1,438,089 1,482,268 1,541,434 1,555,154 1,668,658 1,726,151 Allowance for Loan Losses (21,005) (21,550) (22,155) (22,350) (22,490) (22,500) (22,850) (22,890) Other Assets 141,236 114,472 113,115 115,286 123,911 128,878 125,765 125,320 Total Assets $1,911,032 $1,961,392 $2,038,890 $2,077,939 $2,124,778 $2,145,452 $2,269,536 $2,285,630 Deposits $1,528,457 $1,533,010 $1,552,676 $1,662,598 $1,685,324 $1,721,881 $1,741,999 $1,847,329 Other Liabilities 193,181 233,353 284,914 209,980 232,515 212,434 313,698 219,498 Total Liabilities $1,721,638 $1,766,363 $1,837,590 $1,872,578 $1,917,839 $1,934,315 $2,055,697 $2,066,827 Stockholders’ Equity $189,394 $195,029 $201,300 $205,361 $206,939 $211,137 $213,839 $218,803 Total Liabilities and Stockholders’ Equity $1,911,032 $1,961,392 $2,038,890 $2,077,939 $2,124,778 $2,145,452 $2,269,536 $2,285,630 Quarterly Financial Statement Summary ($ in thousands) 18  1 In the fourth quarter 2014 the Company incurred a $5.5 million prepayment penalty associated with the early payoff of $90 million in FHLB term advances. Guaranty Bancorp Logo.jpg

Colorado Market 19 Guaranty Bancorp Logo.jpg

Demographics Colorado National Current Population (2014 estimate)1 5,356,000 318,857,056 Historical Population Change (April 2010-July 2014)1 6.5% 3.3% Median Household Income (2013)1 $58,823 $52,250 Household Income Change (2010-2013)1 8.8% 4.4% September 2015 Unemployment Rate2 4.0% 5.1% Market Data 20 1 US Census Bureau 2 Bureau of Labor Statistics Unemployment by County2 9/30/15 9/30/14 Denver 3.2% 4.1% Boulder 2.6% 3.4% Larimer 2.7% 3.4% Guaranty Bancorp Logo.jpg

.Business Climate •Colorado ranks as the nation’s 4th best state for business – CNBC 2015 •Colorado’s economy ranks as the 3rd strongest in the nation – CNBC 2015 •Denver ranked 1st for economic success in Area Development’s 2015 Leading Locations study •Denver has the best commercial real estate market in the country – Coldwell Banker 2015 •Denver is the best city for investment in residential real estate – HomeVestors 2015 •Colorado ranks 4th in the country for the number of new businesses created – Entrepreneur 2015 .Growth •Colorado ranked 3rd in the nation for job growth in 2014 – U.S. Bureau of Labor Statistics 2015 •Colorado had the 3rd highest employment growth rate – Metro Denver Economic Development Corporation 2015 •Colorado’s population is projected to grow by 13.4% from 2010 through 2020 versus an estimated national growth rate of 7.1% - USA Today 2015 •Metro Denver commercial retail real estate lease rates at ten year high - Denver Business Journal 2015 .Highly Educated Workforce •Denver ranked 1st for the largest increase in residents with college degrees – U.S. Census Bureau 2014 •Colorado ranks 1st for its supply of high-quality labor – Forbes 2014 •Denver’s population ranks 4th for its percentage of young and educated residents – New York Times 2014 •Boulder ranks 3rd for college graduates in STEM (Science, Technology, Engineering, Math) – NerdWallet 2015 Market Data 21  Guaranty Bancorp Logo.jpg

22 Market Data – Largest Metro Denver Employers Company 1 Industry1 1 HealthONE Corporation Healthcare 2 SCL Health System Healthcare 3 Centura Health Healthcare 4 Lockheed Martin Corporation Aerospace & Defense Related Systems 5 CenturyLink Telecommunications 6 Kaiser Permanente Healthcare 7 Comcast Corporation Telecommunications 8 Children's Hospital Colorado Healthcare 9 United Airlines Airline 10 University of Colorado Health Healthcare, Research 11 Wells Fargo Bank Financial Services 12 DISH Network Satellite TV & Equipment 13 IBM Corporation Computer Systems & Services 14 University of Denver University 15 United Parcel Service Parcel Delivery 16 Ball Corporation Aerospace, Containers 17 Frontier Airlines Airline 18 Oracle Software & Network Computer Systems 19 FedEx Corporation Shipment & Logistics Services 20 MillerCoors Brewing Company Beverages 21 Xcel Energy Utilities 22 Level 3 Communications Communication & Internet Systems 23 Raytheon Company Aerospace Systems & Software 24 Boulder Community Hospital Healthcare 25 CH2M Hill Engineering & Architectural Services 1 Metro Denver Economic Development Corporation 2 Colorado Office of Development and International Trade Major Colorado Industries2: •Advanced Manufacturing •Aerospace •Bioscience •Creative Industries •Defense •Electronics •Energy •Financial Services •Food & Agriculture •Health & Wellness •Engineering •Technology •Tourism •Transportation Guaranty Bancorp Logo.jpg

23 Market Data – Largest Northern Colorado Employers Company 1 Industry1 1 University of Colorado Health Healthcare 2 JBS Swift & Company Beef Processing/Corporate Office 3 Banner Health: North Colorado Medical Center Healthcare 4 State Farm Insurance Companies Insurance 5 Hewlett Packard Technology Product Design 6 Center Partners Customer Care Center 7 Woodward Speed Controls 8 Banner Health: McKee Medical Center Healthcare 9 Vestas Wind Turbine Manufacturing 10 Hallliburton Energy Services, Inc. Oil & Gas Development 11 Hach Company Analytical Instruments 12 Avago Technologies Semiconductor Components 13 Anheuser-Busch Brewery 14 TeleTech Financial Services Support 15 Anadarko Petroleum Oil & Gas Development 16 Advanced Energy Semiconductor Components 17 Otterbox Protective Case Manufacturing 18 Afni, Inc. Business Solutions 19 Carestream Health, Inc. Medical & Dental Imaging 20 Select Energy Services Oil & Gas Development 1 Metro Denver Economic Development Corporation Guaranty Bancorp Logo.jpg

Reconciliation of Non-GAAP Financial Measures 24 Guaranty Bancorp Logo.jpg

Tangible Book Value as of September 30, 2015 Stockholders’ Equity  $218,803 Less Intangible Assets  (5,668) Tangible Common Equity  $213,135 Shares Outstanding 21,728,202 Book Value per common share  $10.07 Tangible Book Value per common share $9.81 Tangible Common Equity Ratio as of September 30, 2015 Stockholders’ Equity  $218,803 Less Intangible Assets  (5,668) Tangible Common Equity  $213,135 Total Assets  $2,285,630 Less Intangible Assets  (5,668) Total Tangible Assets  $2,279,962 Equity Ratio – GAAP1 9.57% Tangible Common Equity / Tangible Assets 9.35% 1 Total stockholders’ equity / total assets Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted) 25 Guaranty Bancorp Logo.jpg

Pre-tax Operating Earnings 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Income before income taxes $6,030 $5,285 $5,963 $6,991 $1,509 $7,645 $8,275 $8,925 Adjustments: Provision (credit) for loan losses 154 (6) 24 (3) (1) (23) 113 14 Expenses related to other real estate owned, net (1,037) 56 22 147 142 41 54 (31) Prepayment penalty on long term debt - - - - 5,459 - - - Impairment of long-lived assets - - 110 - 76 - 122 - Securities (gains) / losses 85 (25) - (3) - - - - Pre-tax Operating Earnings $5,232 $5,310 $6,119 $7,132 $7,185 $7,663 $8,564 $8,908 26 Reconciliation of Non-GAAP Financial Measures ($ in thousands) Core Noninterest Income 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Noninterest Income  $3,474  $3,658  $3,837  $4,338  $4,862  $4,115  $4,404  $4,399 Securities (gains)/losses 85 (25) - (3) - - - - Core Noninterest Income  $3,559  $3,633  $3,837  $4,335  $4,862  $4,115  $4,404  $4,399 Guaranty Bancorp Logo.jpg

4th Quarter 2014 Net income  $1,215 Adjusted for:  Prepayment penalty on long term debt  5,459  Tax effect on prepayment penalty (2,075) Net income excluding prepayment penalty  $4,599 Weighted average shares outstanding – basic 20,968,551 Weighted average shares outstanding – diluted 21,114,680 Average assets $2,108,766 Average equity 210,110 ROAA (GAAP) 0.23% ROAA (excluding prepayment penalty) 0.88% ROAE (GAAP) 2.32% ROAE (excluding prepayment penalty) 8.77% Basic earnings per share (GAAP) $0.06 Basic earnings per share (excluding prepayment penalty) $0.22 Diluted earnings per share (GAAP) $0.06 Diluted earnings per share (excluding prepayment penalty) $0.22 Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data and ratios excepted) 27 The following non-GAAP schedule reconciles the GAAP measures of net income, basic and diluted earnings per share, return on average assets, and return on average equity to the similar non-GAAP measure adjusted for the Q4 2014 FHLB prepayment net of tax effect. Guaranty Bancorp